
TIDEWATER

TIDEWATER

Solstad Offshore PSV Acquisition

Investor Presentation

March 2023

Disclaimer Regarding Forward Looking Statements

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this communication are forward-looking statements which reflect our current view with respect to future events and future financial performance. Forward-looking statements are all statements other than statements of historical fact, including, without limitation, statements about the expected timing for closing the Acquisition, the parties' ability to complete the Acquisition, the Company's ability to obtain the requisite financing, the expected benefits of the Acquisition, projected financial information (including the updated 2023 guidance), and future opportunities. All such forward-looking statements are subject to risks and uncertainties, many of which are beyond the control of the Company and could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include, without limitation: satisfaction of the conditions to closing the Acquisition; uncertainties as to the timing to consummate the Acquisition; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; failure to obtain consents or waivers from the relevant third parties; our ability to identify potential lenders and investors for our financing transactions and to close these transactions on favorable terms; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Acquisition; the effects of disruption to our and the Sellers' respective businesses; the effects of industry, market, economic, political or regulatory conditions outside of the parties' control; transaction costs; our ability to achieve the benefits from the proposed transaction, including the anticipated cash flow generation and customer relationships; our ability to promptly, efficiently and effectively integrate the Assets into our own operations; unknown liabilities; and the diversion of management time on Acquisition-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Statements in this communication are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Transaction Summary

Transaction Overview	▪ Tidewater Inc. ("TDW" or the "Company") has entered into a definitive agreement to acquire 37 platform supply vessels ("PSV") from Solstad Offshore ASA ("SOFF") (the "Transaction") ▪ The PSVs to be acquired (the "Acquired PSVs") are high-specification[(1)], modern vessels that operate for a blue-chip customer base around the world ▪ The Transaction solidifies TDW as the largest high-specification OSV operator and enhances TDW's platform for cash flow generation as the offshore market recovery continues to unfold

Consideration	▪ $577 million all-cash acquisition that TDW expects to fund using a combination of the following:
	  ▪ New three-year $325 million senior secured credit facility (committed by group of lenders led by TDW's existing lender DNB Bank ASA)[(2)]
	  ▪ New debt financing to be raised prior to closing
	  ▪ Cash on hand

Timing & Key Conditions	▪ Transaction is subject to financing and is expected to close in Q2 2023 ▪ Customary closing conditions including standard regulatory approvals

(1) High-specification defined as PSVs with clear deck space greater than 700 m² and AHTSs with greater than 16,000 BHP
(2) Weighted average interest rate of SOFR + 413 basis points. The financing commitments expire on May 6, 2023 and the closing of such financing is subject to agreement on satisfactory documentation and the negotiation and satisfaction of customary conditions precedent.

Transaction Rationale

The Leading High-Specification PSV Operator

- Makes TDW the largest owner and operator of high-specification PSVs
- Strengthens TDW's global leadership position within the OSV industry
- TDW's fleet high-graded to consist of 65% high-specification OSVs (including PSVs and AHTSs)

Largest and World-class OSV Fleet

- Combined modern fleet of 228 vessels[1] that are significantly younger than the average OSV
- Dynamic, world-class vessels that can be repurposed for any operating environment
- Acquired PSV class sees systematically higher utilization and experiences limited decline in down markets

Creates the World's Largest Hybrid Fleet

- Creates the world's largest hybrid fleet, consisting of 14 battery hybrid and 2 LNG power capable vessels
- Builds upon TDW's commitment to sustainability
- Acquired PSVs will leverage TDW's fuel optimization and emissions reduction technology

Platform for Cash Flow Generation

- ~$620 million of backlog (including contract options) provides near-term cash flow visibility
- Maturing contracts are expected to roll onto higher market day rates
- Acquired PSV class is most capable of generating significant cash flow as the global offshore market recovery continues

Geographic & Customer Enhancement

- Significantly enhances TDW's presence in the North Sea market
- Additive to TDW's fleet in Brazil, Australia and West Africa
- Complementary fleet mix allows combined fleet to optimally service customers

(1) Includes 199 OSVs and 29 other vessels (crewboats, maintenance vessels and tug boats).

Overview of the 37 Acquired PSVs

High-Specification Vessel Classification

Large	Medium
27 PSVs *9 Battery Hybrid* *2 LNG Power Capable*	**10 PSVs**
10.8 Years *Average Age*	**10.0 Years** *Average Age*
>900 m² *Clear Deck Space*[(1)]	**700 - 900 m²** *Clear Deck Space*[(1)]
~$480 million *Appraisal Value*[(2)]	**~$140 million** *Appraisal Value*[(2)]

Geographic Mix



West Africa
3
Americas
4
Asia Pacific
4
Europe
26

Q4'22 Revenue Mix



Medium
27%
Large
73%

Backlog



Option
Backlog
55%
~$620
million
Firm
Backlog
45%

Example Vessels



1,170 m²; 3,500 MT

Normand Sun



810 m²; 2,500 MT

Normand Scotsman



1,075 m²; 3,200 MT

Normand Skipper



810 m²; 2,500 MT

Normand Starling



1,075 m²; 3,200 MT

Normand Server



810 m²; 2,100 MT

Normand Tortuga



1,010 m²; 2,537 MT

Normand Spark



800 m²; 2,100 MT

Normand Carrier

(1) Reflects average clear deck space for each class of vessels.
(2) Vessel appraisal values per Company information and VesselsValue (as of February 2023).

Strong Customer Relationships with a Diverse Footprint

Leading blue-chip operators around the world utilize the Acquired Vessels because they are a world-class fleet that can be seamlessly repositioned

Europe

Vessel Mix



4
22

Customers

AkerBP, CHRYSAOR, ConocoPhillips, ITHACA, NEPTUNE ENERGY, equinor, TAQA, PETERSON, EnQuest, Petrofac, TOTAL, REPSOL

Americas

Vessel Mix



1
3

Customers

equinor, Shell, TRIDENT ENERGY

West Africa

Vessel Mix



1
2

Customers

MCDERMOTT, TOTAL

Asia Pacific

Vessel Mix



2
2

Customers

Shell, Chevron, Woodside Energy, Santos

Large | Medium

Meaningful Cash Flow Generation Upside

Margin Potential ($M) of the Acquired Vessels at Various Day Rates



$240
$200
$160
$120
$80
$40
$ -
The Acquired Vessels have significant cash flow generation upside as over half of existing contracts rollover by year-end 2024 onto market day rates
Current Leading-Edge Day Rates(1)
$16.0k
$18.0k
$20.0k
$22.0k
$24.0k

(1) Based on current one-year charter day rates for large PSVs (>900 m²), per Clarksons.

Acquired Vessels Enhance TDW's Fleet…

The Transaction provides TDW with 37 best-in-class PSVs and lowers its average vessel age profile

Average Age (Years)

The global OSV industry has an average vessel age of ~19.1 years

TDW's pro forma fleet will be ~7.8 years younger than the average OSV



11.4
10.6
11.3
TIDEWATER
37 PSVs from
SOLSTAD OFFSHORE
Pro Forma
TIDEWATER

Vessel Appraisal Value ($bn)



Enterprise Value / Appraisal Value(1)(2)
1.20x
0.93x
1.14x
Estimated Newbuild Cost ($bn)(2)
$5.5
$1.7
$7.2
$2.1
$0.6
$2.8
TIDEWATER
37 PSVs from
SOLSTAD OFFSHORE
Pro Forma
TIDEWATER

Note: Total vessel count for TDW does not include assets booked as AHFS.

(1) Enterprise value is based on TDW's share price as of March 3, 2023.

(2) Vessel appraisal values and estimated newbuild cost per Company Information and VesselsValue (as of February 2023).

…and is the Most Utilized Under All Market Conditions

Large PSVs have demonstrated the highest utilization through all market cycles

PSV Fleet Utilization (North Sea)



100%
80%
60%
40%
20%
0%
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
>900 m²
750 - 899 m²
500 - 749 m²

Share of Fleet in Layup (Global)



60%
50%
40%
30%
20%
10%
0%
2018 2019 2020 2021 2022
4,000+ DWT PSV
PSV <3,000 DWT
AHTS 8,000+ BHP

Source: Clarksons (as of February 2023) and Company Information.

Pro Forma Global Footprint in All Major Offshore Regions...

Europe (53 OSVs)


3
1
8
41

West Africa (51 OSVs)


4
9
11
8
16
3

199 OSVs(1)


57
142

Middle East (41 OSVs)


2 1
5
8
13
12

Americas (36 OSVs)


2
2
2
11
5
14

Asia Pacific (18 OSVs)


2
3
7
2
4

PSV: >900 m^2 | 700 – 900 m^2 | <700 m^2

AHTS: >16K BHP | 8 - 16K BHP | 4 - 8K BHP

Total Fleet: PSV | AHTS

Note: Reflects only PSVs and AHTSs. Includes TDW vessels booked as AHFS; does not reflect TDW fleet of crew boats, maintenance vessels or tug boats.

(1) Excludes 29 other TDW vessels including crew boats, maintenance vessels and tug boats.

…With an Enhanced Footprint in the North Sea

North Sea E&P Capital Spend ($bn)(1)

$27.2 billion of planned capital expenditures were approved off Norway in 2022, the highest level on record and 26% of the global total(2)

Looking forward, capital spending in the North Sea is expected to reach prior peak spending levels



$20.0
$16.0
$12.0
$8.0
$4.0
$--
'16
'17
'18
'19
'20
'21
'22
'23E
'24E
'25E
'26E
'27E

North Sea PSV Market Dynamics(3)

All Market Participants	TDW Standalone	TDW Pro Forma
215 Active PSVs	21 Active PSVs	46 Active PSVs
115 Large PSVs(4)	15 Large PSVs(4)	36 Large PSVs(4)
+110% '21-'23 Day Rate Growth(2)	~13% Large PSV Market Share	~31% Large PSV Market Share

The Transaction significantly enhances TDW's large and high-specification PSV presence in the North Sea

(1) Per Spears & Associates (as of March 2023).
(2) Per Clarksons (as of January 2023).
(3) Per Spinergie as of February 2023 and Company information.
(4) Includes PSVs with clear deck space greater than 900 m².

TDW has Expanded and Evolved…

TDW has meticulously high-graded its fleet by focusing on high-quality assets, large vessels routinely in high demand and value accretive acquisitions

OSV Fleet Count(1)



TDW added 86 premier, high-quality vessels to its fleet via M&A over the last 12 months
113
49
37
199
Legacy TDW
Swire Pacific Offshore
SOFF
Pro Forma TDW

(1) Excludes 29 other TDW vessels including crew boats, maintenance vessels and tug boats

High-Specification OSV Fleet Size



PSV
AHTS
TDW's fleet evolved into the largest and most relevant vessels on the market
69
50
11
>900 m²
700 - 900 m²
16,000 BHP
Legacy TDW
Swire Pacific Offshore
SOFF

…into the Leading OSV Operator with the Largest High-Specification Fleet

OSV Count and Age Profile



OSVs
200
150
100
50
--
199
139
128
120
82
62
58
48
42
42
42
32
Pro Forma TDW
Edison Chouest
Bourbon Offshore
COSL
Vallianz
Hornbeck
P&O Maritime
ADNOC
Harvey Gulf
Hai Duong
Grupo CBO
Vroon
18
16
14
12
10
8
6
4
2
--
Average Age (Years)
High-Specification OSVs(1)
Other OSVs
Average Age

Note: Vessel count reflects only PSVs and AHTSs and reflects TDW vessels booked as AHFS; does not reflect 29 other TDW vessels including crew boats, maintenance vessels and tug boats

Source: Spinergie as of February 2023 and Company Information.

(1) Includes PSVs with clear deck space >700 m² and AHTSs with >16K BHP.

Summary

- The leading global OSV operator
- Platform for significant cash flow generation
- World-class OSV fleet
- Strong balance sheet and liquidity profile
- Geographic and customer enhancement
- Exposure to the ongoing offshore market recovery
- Well positioned for additional M&A opportunities



TIDEWATER

Thank you

tdw.com